Greenidge Generation Reports Financial and Operating Results for the First Quarter 2025

Highlights Recent Board Refreshment and Appointments of Kenneth Fearn and Christopher Krug as Independent Directors

Notes Recent Purchase of New Mississippi Site and Progress Toward Closing on Sale of South Carolina Property

Continues to Explore Various Options to Grow Mining Operations Amid Surging Institutional and Sovereign Demand for Bitcoin

Pittsford, NY – May 15, 2025 – Greenidge Generation Holdings Inc. (Nasdaq: GREE) (“Greenidge” or the “Company”), a vertically integrated cryptocurrency datacenter and power generation company, today announced financial and operating results for the first quarter ended March 31, 2025 and provided an update on the Company’s growth prospects.

First Quarter 2025 Financial Results:

•Total revenue of $19.2 million;
•Net loss from operations of $5.6 million;
•EBITDA of $0.4 million;
•Adjusted EBITDA of $1.0 million;
•Cryptocurrency mining revenue of $4.2 million;
•Datacenter hosting revenue of $5.8 million;
•Power and capacity revenue of $9.2 million; and
•Total bitcoin production of 112 BTC.

Recent Highlights:

•Reduced debt to $60.2 million through privately negotiated exchanges, representing a 16.6% reduction to date of the original $72.2 million aggregate principal amount of Greenidge’s senior unsecured debt;

•Announced board refreshment, appointing Kenneth Fearn and Christopher Krug as independent directors who bring additional expertise in capital markets, real estate and M&A and bolster the Company’s strategic focus on value-maximizing transactions;
•Reported no equity sales under the Company’s equity line of credit (“ELOC”) during the first quarter and no current plans to utilize the ELOC to sell shares at a price below $2.73 per share;
•Improved efficiency of Greenidge’s current active fleet miner to 23.8 J/TH as a result of strategic purchases of more efficient miners compared to the aggregate fleet efficiency of 26.6 J/TH as of March 31, 2025;
•Entered into an agreement to purchase 37-acre site in Mississippi, with access to 40 MW of additional low-cost power by July 2026;
•Added 2.5MW of planned mining capacity at existing Mississippi site;
•Progressing toward the closing of the sale of the Company’s South Carolina property; and
•Evaluating future sites with significant low-cost power capacity.

Greenidge ended the first quarter with $4.9 million of cash, $8.4 million of Bitcoin and $66.7 million in aggregate principal amount of debt.

Greenidge CEO Jordan Kovler commented: “This past quarter, our team’s disciplined execution and prudent financial management have significantly advanced the turnaround of our business and operations. We not only made substantial further progress on our debt reduction efforts, but we did so while also continuing to explore strategic transactions to further right-size our capital structure and upscale our mining operations in the midst of unprecedented institutional and sovereign demand for Bitcoin. Against this backdrop, we are excited about the path ahead and look forward to continuing to aggressively pursue opportunities to maximize value for all Greenidge stakeholders.”

Greenidge currently has 119MW of active self-mining, hosting and power generation across sites in New York, Mississippi and North Dakota. With planned mining capacity of 2.5MW expected to be added in Q2 or Q3 2025 and at least 40MW by Q2 2026, Greenidge expects to have a total near-term mining capacity of 161.5MW, excluding any future transactions. The Company’s active datacenter operations consist of approximately 3.3 EH/s of datacenter hosting and cryptocurrency mining, of which 1.8 E/Hs, is associated with datacenter hosting and 1.5 E/Hs is associated with our cryptocurrency mining.

About Greenidge Generation Holdings Inc.
Greenidge Generation Holdings Inc. (Nasdaq: GREE) is a vertically integrated power generation company, focusing on cryptocurrency mining, infrastructure development, engineering, procurement, construction management, operations and maintenance of sites.

Forward-Looking Statements
This press release includes certain statements that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements for purposes of federal and state securities laws. These forward-looking statements involve uncertainties that could significantly affect Greenidge’s financial or operating results. These forward-looking statements may be identified by terms such as “anticipate,” “believe,” “continue,” “foresee,” “expect,” “intend,” “plan,” “may,” “will,” “would,” “could,” and “should,” and the negative of these terms or other similar expressions. Forward-

looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Forward-looking statements in this press release include, among other things, statements regarding the business plan, business strategy and operations of Greenidge in the future. In addition, all statements that address operating performance and future performance, events or developments that are expected or anticipated to occur in the future are forward looking statements. Forward-looking statements are subject to a number of risks, uncertainties and assumptions. Matters and factors that could cause actual results to differ materially from those expressed or implied in such forward-looking statements include but are not limited to the matters and factors described in Part I, Item 1A. “Risk Factors” of Greenidge’s Annual Report on Form 10-K for the year ended December 31, 2024, as may be amended from time to time, its subsequently filed Quarterly Reports on Form 10-Q and its other filings with the Securities and Exchange Commission. Consequently, all of the forward-looking statements made in this press release are qualified by the information contained under this caption. No assurance can be given that these are all of the factors that could cause actual results to vary materially from the forward-looking statements in this press release. You should not put undue reliance on forward-looking statements. No assurances can be given that any of the events anticipated by the forward-looking statements will transpire or occur, or if any of them do occur, the actual results, performance, or achievements of Greenidge could differ materially from the results expressed in, or implied by, any forward-looking statements. All forward-looking statements speak only as of the date of this press release and Greenidge does not assume any duty to update or revise any forward-looking statements included in this press release, whether as a result of new information, the occurrence of future events, uncertainties or otherwise, after the date of this press release.

Use of Non-GAAP Information
To provide investors and others with additional information regarding Greenidge’s financial results, Greenidge has disclosed in this press release the non-GAAP operating performance measures of Adjusted EBITDA. Adjusted EBITDA is defined as earnings before interest, taxes and depreciation and amortization, which is then adjusted for stock-based compensation and other special items determined by management, including, but not limited to, gains or losses from the sales of assets, insurance proceeds and the impact of subsidiary deconsolidation. These non-GAAP financial measures are a supplement to and not a substitute for or superior to, Greenidge’s results presented in accordance with U.S. GAAP. The non-GAAP financial measures presented by Greenidge may be different from non-GAAP financial measures presented by other companies. Specifically, Greenidge believes the non-GAAP information provides useful measures to investors regarding Greenidge’s financial performance by excluding certain costs and expenses that Greenidge believes are not indicative of its core operating results. The presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for results or guidance prepared and presented in accordance with U.S. GAAP.

Because of these limitations, EBITDA and Adjusted EBITDA should not be considered in isolation or as a substitute for performance measures calculated in accordance with GAAP. Greenidge compensates for these limitations by relying primarily on its GAAP results and using EBITDA and Adjusted EBITDA on a supplemental basis.

	Three Months Ended	Three Months Ended
Amounts denoted in millions	March 31, 2025	March 31, 2024

Net loss from operations	$ 5.6	$ 3.9
Benefit from income taxes	—	—
Interest expense, net	2.9	1.8
Depreciation	3.1	3.2
EBITDA	0.4	1.1
Stock-based compensation	0.5	1.1
Loss on sale of assets	0.1	—
Gain on insurance proceeds	(0.4)	—
Loss on liquidation of subsidiary	0.3	—
Change in fair value of warrant asset	—	0.4
Impairment of long-lived assets	—	0.2
Adjusted EBITDA	$ 1.0	$ 2.8

Contacts
Investors
Nick Ratti
315-536-2359
nratti@greenidge.com
investorrelations@greenidge.com

Media
Longacre Square Partners
Kate Sylvester / Liz Shoemaker
646-386-0091
greenidge@longacresquare.com

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